Exhibit 32


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         Each of the undersigned hereby certifies, in his capacity as an officer of EarthShell Corporation (the "Company") for the purposes of 18 U.S.C.
1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated November 11, 2003

By: /s/ Simon K. Hodson
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      Simon K. Hodson
      Chief Executive Officer


By: /s/ D. Scott Houston
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      D. Scott Houston
      Chief Financial Officer